EXHIBIT 99.1

TPT Global Tech's UK Subsidiary GeoKall Ltd Set to Launch eSIM Mobile Voice and Data Services to 180+ Countries

Topic: Product Announcements

Monday, 10 March 2025 02:00 PM

Seamlessly Integrating with VuMe Live Super App for Live TV Broadcasting, Social Media and Mobile Connectivity to Expand VuMe Live Super App User Base

SAN DIEGO, CALIFORNIA / ACCESS Newswire / March 10, 2025 / TPT Global Tech, Inc. (OTC PINK:TPTW) proudly announces that its UK-based subsidiary, GeoKall Ltd, is now fully operational and set to distribute eSIM (Electronic Digital SIM cards), replacing traditional physical SIM card technology, in 180+ countries. This next-generation technology provides seamless mobile data, voice, and text services to travelers, expatriates, and global business professionals, offering an efficient and flexible way to stay connected worldwide. This expansion not only strengthens GeoKall's position in the global telecom industry but also accelerates the international adoption of TPT Global Tech's VuMe Live Super App, which offers live TV broadcasting, social media engagement, and digital streaming services.

GeoKall's Global eSIM Services include a robust Mobile Virtual Network Enabler (MVNE) platform, providing QR Code-based activation for quick and seamless connectivity. With coverage in over 180+ countries, GeoKall eSIM users will benefit from low-cost data rates in 180+ countries, affordable outgoing voice calls, and free incoming calls when using the co-branded Mobyx (GeoKall Global Softphone) App. Additionally, the service provides crystal-clear voice and text messaging with access to over 12 million Direct Inward Dialing (DID) phone numbers from major regions, including the United States, United Kingdom, Canada, Germany, Spain, and Italy. These numbers allow users to maintain a local presence while traveling internationally, ensuring smooth communication with clients, family, and colleagues.

TPT Global Tech will enhance its global eSIM offerings by providing customers with real U.S., U.K., and Canadian phone numbers, integrated with GeoKall's Global eSIM for seamless local and international voice, text, and data services. The platform will feature Global 4G and 5G Data Services, offering high-speed internet connectivity in 180+ countries, Global Crystal-Clear Voice Services supporting eSIM and softphone applications across 180+ countries, and Global SMS/Text Services covering 200+ countries. Users will also have access to P2P SMS (Person-to-Person) messaging on premium DID numbers in regions such as Australia, Belgium, Canada, Chile, Denmark, Finland, Israel, Netherlands, Poland, Romania, South Africa, Sweden, Thailand, Ukraine, the United Kingdom, and the United States. Additionally, A2P SMS (Application-to-Person) messaging services will be available in select markets, including the U.S., Thailand, Chile, Finland, and Poland, with campaign registration requirements for compliance in certain countries.

Beyond traditional mobile connectivity, TPT Global Tech and GeoKall Ltd are introducing an online 5G eSIM rugged smartphone solution, offering customers a standalone premium communication experience. Customers can also opt for the DOOGEE V30 5G eSIM Rugged Smartphone, bundled with GeoKall's Global eSIM, delivering a comprehensive mobile and data solution for international travelers, remote workers, and professionals requiring rugged durability and global connectivity. The Geokall eSIM Technology is also expected be used heavily in the trucking industry for GPS tracking.

As part of its strategy to drive adoption, every customer who purchases a GeoKall eSIM will receive a push notification prompting them to download the VuMe Live Super App from the Apple Store or Google Play Store, seamlessly integrating users into TPT Global Tech's digital ecosystem. The VuMe Live Super App is a feature-rich platform that includes live TV broadcasting, social media interaction, live streaming, and e-commerce. It provides access to global news, live sports, and premium entertainment, while also serving as a hub for social networking, influencer engagement, and monetization opportunities. In addition to these services, users will be able to purchase and manage GeoKall eSIMs directly within the app, creating a fully integrated digital experience that combines mobile connectivity with media consumption and social engagement.

By merging GeoKall's eSIM technology with the VuMe Live Super App, TPT Global Tech is revolutionizing the intersection of telecommunications and digital media. This strategic integration will enhance user engagement across both platforms, expanding revenue streams through mobile connectivity, live content streaming, digital advertising, and in-app transactions. The company's ability to provide a seamless global communications network alongside a robust digital media platform positions TPT Global Tech in both industries.

"With the expansion of GeoKall's eSIM services to 180+ countries, we are offering users an all-in-one connectivity and entertainment solution," said Stephen J. Thomas III, CEO of TPT Global Tech. "The VuMe Live Super App is not just another social media platform - it's a comprehensive digital hub where users can access live TV, global connectivity, and interactive content, all while staying connected through GeoKall's Global eSIM technology. This innovative business model allows us to drive global adoption while unlocking new monetization opportunities in both the telecom and digital media sectors."

GeoKall eSIMs are now available for purchase, offering data, voice, and text services in 180+ countries, while the VuMe Live Super App is available for download on iOS and Android. With this groundbreaking initiative, TPT Global Tech is redefining the way people stay connected and consume digital content worldwide.

For more information on GeoKall eSIMs, visit www.GeoKall.com. To experience the VuMe Live Super App and its live TV streaming features, download it today on Apple App Store and Google Play or www.vumesuperapp.com.

About TPT Global Tech, Inc.

TPT Global Tech, Inc. (OTC: TPTW) is a diversified technology and telecommunications holding company headquartered in San Diego, California. As a leader in 5G connectivity, media, and digital transformation, the company operates across multiple sectors, including telecommunications, media content delivery, smart city real estate development, and entertainment. Through its subsidiaries, TPT Global Tech is driving innovation in global communications and digital engagement. GeoKall Ltd provides advanced eSIM technology, offering seamless global voice, data, and text services via a robust MVNE platform. Meanwhile, the VuMe Live Super App revolutionizes live entertainment, social media interaction, and digital content streaming, creating a next-generation digital ecosystem.

By integrating proprietary telecommunications infrastructure with cloud-based solutions-including Software-as-a-Service (SaaS), Platform-as-a-Service (PaaS), and Unified Communications-as-a-Service (UCaaS)-TPT Global Tech delivers cutting-edge connectivity and media solutions to businesses and consumers worldwide.

Forward-Looking Statements

This press release contains "forward-looking statements" within the meaning of various provisions of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, commonly identified by such terms as "believes," "looking ahead," "anticipates," "estimates" and other terms with similar meaning. Specifically, statements about the Company's plans for accelerated growth, improved profitability, future business partners, M&A activity, new service offerings, and pursuit of new markets are forward-looking statements. Although the company believes that the assumptions upon which its forward-looking statements are based are reasonable, it can give no assurance that these assumptions will prove to be correct. Such forward-looking statements should not be construed as fact. The information contained in such statements is beyond the ability of the Company to control, and in many cases, the Company cannot predict what factors would cause results to differ materially from those indicated in such statements. All forward-looking statements in the press release are expressly qualified by these cautionary statements and by reference to the underlying assumptions.

For more information about TPT Global Tech and its subsidiaries, please visit www.tptglobaltech.com.

For media or Investment inquiries, please contact: Rick@tptglobaltech.com

SOURCE: TPT Global Tech, Inc.